                                                                   Series 1998-1
                                                                    EXHIBIT 99.2


                     Monthly Certificateholder's Statement
                      Younkers Master Trust Series 1995-1
                  Saks Credit Card Master Trust Series 1998-1


 Pursuant to the Master Pooling and Servicing Agreement dated as of August 21, 1997 (as amended or supplemented, the "Pooling and Servicing Agreement"), as supplemented by the Series 1998-1 Supplement, dated as of May 6, 1998 (the
    "Supplement" and together with the Pooling and Servicing Agreement, the "Agreement") each between Saks Credit Corporation (as successor to Proffitt's
    Credit Corporation) as Transferor, Saks Incorporated (formerly known as Proffitt's, Inc.) as Servicer, and Norwest Bank Minnesota, National Association as Trustee, the Servicer is required to prepare certain information each month regarding distributions to Certificateholders and the performance of the Trust.
 All references herein to Younkers Master Trust Series 1995-1 and Saks Credit Card Master Trust Series 1998-1 are used interchangeably. The information with respect to Series 1998-1 is set forth below:

    Date of the Certificate                          January 10, 2000
    Monthly Period ending:                          December 31, 1999
    Determination Date                               January 10, 2000
    Distribution Date                                January 18, 2000

---------------------------------------------------------------------------------------------------------------------------
                                                              General
---------------------------------------------------------------------------------------------------------------------------
 201   Amortization Period                                                                          No                201
 202   Early Amortization Period                                                                    No                202
 203   Class A Investor Amount paid in full                                                         No                203
 204   Class B Investor Amount paid in full                                                         No                204
 205   Class C Investor Amount paid in full                                                         No                205
 206   Saks Incorporated is the Servicer                                                           Yes                206

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                                                          Investor Amount
---------------------------------------------------------------------------------------------------------------------------
                                                                                               as of the end of
                                                  as of the end of the prior                     the relevant
                                                       Monthly Period                           Monthly Period
                                                  --------------------------                 -------------------
 207   Series 1998-1 Investor Amount              $               91,500,000    207(a)       $        91,500,000        207(b)
 208      Class A Investor Amount                 $               67,000,000    208(a)       $        67,000,000        208(b)
 209      Class B Investor Amount                 $                8,000,000    209(a)       $         8,000,000        209(b)
 210      Class C Investor Amount                 $               16,500,000    210(a)       $        16,500,000        210(b)

 211   Series 1998-1 Adjusted Investor Amount     $               91,500,000    211(a)       $        91,500,000        211(b)
 212   Series 1998-1 Investor Amount              $               91,500,000    212(a)       $        91,500,000        212(b)
 213       Principal Account Balance              $                        -    213(a)       $                 -        213(b)

 214      Class A Certificate Rate                                                                     6.43%          214
 215      Class B Certificate Rate                                                                     6.61%          215
 216      Class C Certificate Rate                                                                     0.00%          216
 217   Weighted average interest rate for                                                              5.29%          217
          Series 1998-1
                                                                                              as of the end of
                                                     for the relevant                           the relevant
                                                      Monthly Period                           Monthly Period
                                                  ----------------------                   ----------------------
 218   Series 1998-1 Investor Percentage with
       respect to Finance Charge Receivables            7.53%                 218(a)                   6.82%          218(b)
 219      Class A                                       5.51%                 219(a)                   4.99%          219(b)
 220      Class B                                       0.66%                 220(a)                   0.60%          220(b)
 221      Class C                                       1.36%                 221(a)                   1.23%          221(b)

 222   Series 1998-1 Investor Percentage with
       respect to Principal                             7.53%                 222(a)                   6.82%          222(b)
 223      Class A                                       5.51%                 223(a)                   4.99%          223(b)
 224      Class B                                       0.66%                 224(a)                   0.60%          224(b)
 225      Class C                                       1.36%                 225(a)                   1.23%          225(b)

 226   Series 1998-1 Investor Percentage
       with respect to Default Amounts                  7.53%                 226(a)                   6.82%          226(b)
 227      Class A                                       5.51%                 227(a)                   4.99%          227(b)
 228      Class B                                       0.66%                 228(a)                   0.60%          228(b)
 229      Class C                                       1.36%                 229(a)                   1.23%          229(b)

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                                                                   Series 1998-1

-------------------------------------------------------------------------------------------------------------------------------
                                               Series 1998-1 Investor Distributions
-------------------------------------------------------------------------------------------------------------------------------
 230   The sum of the daily allocations of collections of Principal Receivables for
       the relevant Monthly Period                                                              $            -           230
 231     Class A distribution of collections of Principal Receivables per $1,000 of
       original principal amount                                                                $            -           231
 232     Class B distribution of collections of Principal Receivables per $1,000 of
       original principal amount                                                                $            -           232
 233     Class C distribution of collections of Principal Receivables per $1,000 of
       original principal amount                                                                $            -           233
 234     Class A distribution attributable to interest per $1,000 of original
       principal amount                                                                         $         5.36           234
 235     Class B distribution attributable to interest per $1,000 of original
       principal amount                                                                         $         5.51           235
 236     Class C distribution attributable to interest per $1,000 of original
       principal amount                                                                         $            -           236
 237   Monthly Servicing Fee for the next succeeding Distribution Date per $1,000 of
       original principal amount                                                                $         1.67           237

-------------------------------------------------------------------------------------------------------------------------------
                                              Collections Allocated to Series 1998-1
-------------------------------------------------------------------------------------------------------------------------------

       Allocations of Finance Charge Collections
       -----------------------------------------
 238     Investor allocation of Finance Charge Collections during the Collection
       Period pursuant to Section 4.4                                                           $    1,744,522           238
 239     Investment earnings during Collection Period of Series Accounts to be treated
       as investor Finance Charge Collections:                                                  $            -           239
 240     (a) Collection Account                                                                 $            -           240
 241     (b) Reserve Account                                                                    $            -           241
 242     (c) Principal Account                                                                  $            -           242
 243     Monthly Finance Charge Allocation prior to allocation of Shared Finance
       Charge Collections (line 238 + line 239)                                                 $    1,744,522           243
 244     "Reserve Draw Amount" for the Distribution Date (pursuant to Section 4.9 (b))          $            -           244
 245     "Reserve Account Surplus" for the Distribution Date (pursuant to Section
       4.9(c))                                                                                  $            -           245
 246     Final Reserve Account disbursement (pursuant to Section 4.9 (d))                       $            -           246

 247   Total allocations of Finance Charge Collections during the Relevant Monthly
       Period (sum of line 243, line 244, line 245 and line 246)                                $    1,744,522           247

-------------------------------------------------------------------------------------------------------------------------------
                                             Application of Finance Charge Collections
-------------------------------------------------------------------------------------------------------------------------------
 248   Shared Finance Charge Collections allocated to Series 1998-1 to cover the
       Total Deficiency Amount pursuant to Section 4.6                                          $            -           248
 249   Class A Monthly Interest plus the amount of any previous month's Class A
       interest Shortfall plus any Class A Additional Interest (Section 4.6 (a))                $      359,008           249
 250   Class B Monthly Interest plus the amount of any previous month's Class B
       Interest Shortfall plus any Class B Additional Interest (Section 4.6 (a))                $       44,067           250
 251   Investor Monthly Servicing Fee due for the relevant Monthly Period (Section
       4.6 (c))                                                                                 $      152,500           251
 252   Investor Monthly Servicing Fee due but not distributed to the Servicer for
       prior Monthly Periods (Section 4.6 (c))                                                  $            -           252
 253   Investor Default Amount (Section 4.6 (d))                                                $      238,231           253
 254   Unpaid Deposit Obligation (Section 4.6 (e))                                              $            -           254
 255   Aggregate amount of Class A Investor Charge-Offs which have not been
       previously reimbursed (Section 4.6 (f))                                                  $            -           255

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                                                                   Series 1998-1

 256   An amount equal to any unreimbursed reductions of the Class B
       Investor Amount, if any, due to (i) Reallocated Principal Collections and                $              -       256
       (ii) Class B Investor Charge-Offs (Section 4.6 (f))
 257   An amount equal to any unreimbursed reductions of the Class C
       Investor Amount, if any, due to (i) Reallocated Principal Collections and                $              -       257
       (ii) Class C Investor Charge-Offs (Section 4.6 (f))
 258   Excess, if any, of the Required Reserve Account Amount over the                          $              -       258
       amount on deposit in the Reserve Account (Section 4.6 (g))
 259   Class C Certificate Interest accrued and unpaid in respect of the
       portion of the Class C Investor Amount held by Persons other than the                    $              -       259
       Servicer or its Affiliates (Section 4.6(h))
 260   Excess Spread                                                                            $        950,716       260

----------------------------------------------------------------------------------------------------------------------------------
                                         Determination of Monthly Principal
----------------------------------------------------------------------------------------------------------------------------------
       During the Accumulation Period
       ------------------------------
 261     Monthly Total Principal Allocation (Section 4.4 (b)(ii)) prior to the
       inclusion of amounts in line 262 below                                                   $              -       261
 262     Amounts included in calculation of Excess Spread to be included in
       Collections of Principal Receivables (Section 4.6 (d),(e),(f))                           $              -       262
 263     Monthly Total Principal Allocation (Section 4.4 (b)(ii))                               $              -       263

 264   Controlled Deposit Amount                                                                $              -       264
 265     Controlled Deposit Amount for the relevant Monthly Period during the
       Accumulation Period                                                                      $              -       265
 266     Deficit Controlled Deposit Amount for the preceding Monthly Period                     $              -       266

 267   Excess of the Monthly Total Principal Allocation over the Controlled
       Deposit Amount to be paid to the holder of the Exchangeable
       Transferor Certificate                                                                   $              -       267

 268   Deficit Controlled Deposit Amount for the relevant Monthly Period                        $              -       268

 269   Total amount deposited to the Principal Account                                          $              -       269

        During the Rapid Amortization Period
        -------------------------------------
 270     Monthly Total Principal Allocation (Section 4.4 (b)(ii)) prior to the
       inclusion of amounts in line 271 below                                                   $              -       270
 271     Amounts included in calculation of Excess Spread to be included in
       Collections of Principal Receivables (Section 4.6 (d),(e),(f))                           $              -       271
 272     Monthly Total Principal Allocation (Section 4.4 (b)(ii))                               $              -       272

 273   Lesser of the Monthly Total Principal Allocation and the Adjusted
       Investor Amount (Section 4.4 (c)(ii))                                                    $              -       273

 274   Shared Principal Collections allocable to the Series 1998-1 Certificate
       (to the extent the Adjusted Investor Amount exceeds the balance of the
       Principal Account after giving effect to line 273)                                       $              -       274

 275   Total Amount deposited to the Principal Account                                          $              -       275

 276   Principal Account balance after deposit to Principal Account for
       relevant Monthly Period                                                                  $              -       276

------------------------------------------------------------------------------------------------------------------------------
                                               Reallocated Principal Collections
------------------------------------------------------------------------------------------------------------------------------
 277   Reallocated Principal Collections                                                        $              -       277
 278     Class C Reallocated Amount (to the extent needed to fund excess of                     $              -       278
       Total Deficiency Amount over Investor Default Amount)
 279     Class B Reallocated Amount (to the extent needed to fund excess of
       Total Deficiency Amount over Investor Default Amount)                                    $              -       279

                                                                   Series 1998-1

--------------------------------------------------------------------------------------------------------------------------------
                                         Total Deficiency Amount and Investor Charge-Offs
---------------------------------------------------------------------------------------------------------------------------------
  280   Monthly Finance Charge Allocation prior to allocation of Shared                              $ 1,744,522     280
        Finance Charge Collections

  281   Total Monthly Payment                                                                        $   793,806     281
  282     Class A Certificate Interest                                                               $   359,008     282
  283     Class B Certificate Interest                                                               $    44,067     283
  284     Investor Monthly Servicing Fee                                                             $   152,500     284
  285     Investor Default Amount                                                                    $   238,231     285
  286     Unpaid Deposit Obligation                                                                  $         -     286

  287   Total Deficiency Amount prior to allocation of Shared Finance Charge                         $         -     287
        Collections (excess of line 281 over line 280)

  288   Allocation of Shared Finance Charge Collections to Series 1998-1                             $         -     288
        during the Relevant Monthly Period
  289     Total Deficiency Amount ("Shortfall") (Section 4.6)                                        $         -     289

  290   Investor Charge-Offs                                                                         $         -     290
  291     Class C Investor Charge-Offs                                                               $         -     291
  292     Class B Investor Charge-Offs                                                               $         -     292
  293     Class A Investor Charge-Offs                                                               $         -     293

----------------------------------------------------------------------------------------------------------------------------
                                                   Reduction of Investor Amounts
----------------------------------------------------------------------------------------------------------------------------
        Class A
        -------
  294     Aggregate amount of Class A Investor Charge-Offs over Class A
        Investor Charge-offs reimbursed pursuant to Section 4.6 (f)                                  $         -     294

        Class B
        -------
  295     Aggregate amount of Class B Investor Charge-Offs over Class B                              $         -     295
        Investor Charge-offs reimbursed pursuant to Section 4.6 (f)
  296     Aggregate amount of Class B Reallocated Amounts over Class B
        Reallocated Amounts reimbursed pursuant to subsection 4.6 (f) or                             $         -     296
        allocated to the Class C Investor Amount pursuant to Section 4.11

        Class C
        -------
  297     Aggregate amount of Class C Investor Charge-Offs over Class C
        Investor Charge-offs reimbursed pursuant to Section 4.6 (f)                                  $         -     297
  298     Aggregate amount of Class C Reallocated Amounts over Class C
        Reallocated Amounts reimbursed pursuant to subsection 4.6 (f)                                $         -     298

-------------------------------------------------------------------------------------------------------------------------------
                                                           Pool Factors
-------------------------------------------------------------------------------------------------------------------------------
  299   Class A Pool Factor                                                                              100.00%     299
  300   Class B Pool Factor                                                                              100.00%     300
  301   Class C Pool Factor                                                                              100.00%     301

---------------------------------------------------------------------------------------------------------------------------------
                                                          Reserve Account
---------------------------------------------------------------------------------------------------------------------------------
  302   Required Reserve Account Amount (if applicable)                                                    N/A       302
  303   Reserve Account Reinvestment Rate (if applicable)                                                  N/A       303
  304   Reserve Account balance                                                                      $         -     304
  305   Accumulation Period length                                                                     1 month       305

        IN WITNESS WHEREOF, the undersigned has duly executed and delivered this Certificate this 10th day of January, 2000.

        Saks Incorporated, as Servicer

        By /s/ Scott A. Honnold
           --------------------------------
        Name:  Scott A. Honnold
        Title: Vice President and Treasurer